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                          MASSACHUSETTS INVESTORS TRUST

                      Supplement to the Current Prospectus


         During the period from October 1, 1997 through November 28, 1997 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay Capital Analysts, Inc. 100% of the applicable sales charge on sales of Class A shares of the Fund sold by them during the Sales Period. In addition, MFD will pay Capital Analysts, Inc. an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the Fund sold by them during the Sales Period.

               The date of this Supplement is October 1, 1997.